UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 27, 2010

inVentiv Health, Inc.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-30318	52-2181734

(Commission File Number)	(IRS Employer Identification No.)

500 ATRIUM DRIVE, SOMERSET, NEW JERSEY	08873

(Address of Principal Executive Offices)	(Zip Code)

(800) 416-0555

(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Beginning on July 27, 2010, representatives of inVentiv Health, Inc. (the “Company”) intend to disclose the information contained in Exhibit 99.1 attached to this Current Report on Form 8-K in various forums, which may include investor conferences and presentations to bankers. The Company is furnishing the information contained in Exhibit 99.1 pursuant to Regulation FD.

The information contained in Exhibit 99.1 is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in Exhibit 99.1, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. By furnishing the information in this Item 7.01 and in Exhibit 99.1, the Company makes no admission as to the materiality of any information contained herein or therein.

Exhibit 99.1 contains forward-looking statements that involve numerous risks and uncertainties, including, but not limited to, those described under “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and in Part II, Item 1A, of the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010. Actual results may differ materially from those contained in any forward-looking statements.

Exhibit 99.1 contains the non-GAAP financial measure “Adjusted EBITDA”, which is defined as net income before interest expense, interest income, income taxes, depreciation and amortization, and adjusted to exclude unusual or non-recurring items and other adjustments set forth below, such as stock-based compensation. This non-GAAP measure is not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies in our industry. In addition, his non-GAAP measure is not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP and these measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures. The Company believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual or non-recurring items that the Company does not expect to continue in the future. Management uses Adjusted EBITDA in assessing the performance of the Company’s operations on a consistent basis from period to period.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1    Estimated Financial Results – Q2 2010

The information in this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as set forth with respect thereto in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVENTIV HEALTH, INC.

July 27, 2010	by	/s/ David Bassin

	Name:	David Bassin
	Title:	Chief Financial Officer and Secretary

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